NATURE OF OPERATIONS	3 Months Ended
Mar. 31, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
NATURE OF OPERATIONS

On November 13, 2018, Indus Holding Company (a wholly owned subsidiary of Indus Holdings, Inc.) and Mezzotin Minerals Inc. (“Mezzotin”) entered into a combination agreement whereby the parties agreed to combine their respective businesses, which would result in the reverse takeover of Mezzotin by the security holders of Indus. Mezzotin Minerals was originally incorporated under the Business Corporations Act (Ontario) on October 27, 2005 as Zoolander Corporation. On September 10, 2013, Zoolander changed its name to Mezzotin Minerals Inc. On April 26, 2019, the reverse takeover transaction concluded. In connection with the agreement, Mezzotin changed its name from Mezzotin Minerals Inc. to Indus Holdings, Inc. (the “Company”, “Pubco”, or “Indus”). Effective at the close of markets on April 29, 2019, the common shares of the Company (“Existing Mezzotin Shares”) were delisted from the NEX board of the TSX Venture Exchange, and the subordinate voting shares of the Company commenced trading on the Canadian Stock Exchange effective at market open on April 30, 2019, under the new symbol “INDS”.

Indus Holding Company (“IHC”), a Delaware corporation, was formed in 2014. Indus Holdings, Inc. became the indirect parent of IHC in connection with the reverse takeover transaction.

Indus Holdings, Inc., through its licensed subsidiaries, is a vertically integrated cannabis company that owns, manages and operates cultivation, extraction, distribution and manufacturing facilities in California. Effective March 1, 2021, Indus Holdings, Inc. changed its name to Lowell Farms Inc. See Note 23.

The Company’s corporate office and principal place of business is located at 19 Quail Run Circle, Salinas, California.